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                                                 JDR&P Draft of January 29, 1997


February __, 1997

                                    NVP CAPITAL I
                                    NVP CAPITAL II

                   CUMULATIVE QUARTERLY INCOME PREFERRED SECURITIES
                   (LIQUIDATION AMOUNT $25 PER PREFERRED SECURITY)
                GUARANTEED TO THE EXTENT SET FORTH IN THE GUARANTEE BY
                                 NEVADA POWER COMPANY


                       UNDERWRITING AGREEMENT BASIC PROVISIONS

    From time to time NVP Capital I or NVP Capital II, each a statutory business trust formed under the laws of the State of Delaware (each a "Trust" and collectively, the "Trusts"), and Nevada Power Company, a Nevada corporation, as depositor of each trust and as guarantor (the "Guarantor"), propose to issue and sell certain of the Trusts' preferred securities (the "Securities") representing undivided beneficial interests in the assets of such Trusts, guaranteed by the Guarantor to the extent set forth in the guarantee agreement (the "Guarantee Agreement") identified in the Terms Agreement (as defined below).

    The Trusts and the Guarantor propose to enter into one or more Terms Agreements (each a "Terms Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, which shall provide that the Trust identified in the applicable Terms Agreement (such Trust being the "Designated Trust" with respect to such Terms Agreement) shall issue and sell the Securities to the firms named in Schedule I to the applicable Terms Agreement (such firms constituting the "Underwriters" with respect to such Terms Agreement and the Securities specified therein).

    The Securities specified in such Terms Agreement are referred to as the "Firm Designated Securities" with respect to such Terms Agreement. If so specified in such Terms Agreement, the Designated Trust may grant the Underwriters the right to purchase at their election an additional number of Securities, specified as provided in such Terms Agreement as provided in
Section 2(b) hereof (the "Optional Designated Securities"). The Firm Designated Securities and any Optional Designated Securities are collectively called the "Designated Securities". The proceeds of the sale of the Designated Securities and of common securities of the Trust (the "Common Securities") sold to the Guarantor are to be invested in junior subordinated deferrable interest debentures of the Guarantor (the "Subordinated Debentures"), to be issued pursuant to a junior subordinated indenture to be dated as of February __, 1997 (the "Indenture") between the Guarantor and ________________ Trust Company, as trustee. The Designated Securities may be exchangeable into Subordinated Debentures, as specified in Schedule II to such Terms Agreement. Pursuant to the Guarantee Agreement identified in the

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Terms Agreement relating to any particular issuance of Designated Securities, the Designated Securities will be guaranteed by the Guarantor to the extent set forth in such Terms Agreement (the "Guarantee").

    The terms and rights of any particular issuance of Designated Securities shall be as specified in the Terms Agreement relating thereto and in or pursuant to the amended and restated trust agreement (the "Trust Agreement") identified in such Terms Agreement.

    Particular sales of Designated Securities may be made from time to time to the Underwriters of such Designated Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Terms Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" may also refer to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. These Underwriting Agreement Basic Provisions (this "Agreement") shall not be construed as an obligation of any Trust to issue or sell any of the Securities or as an obligation of any of the Underwriters to purchase any of the Securities. The obligation of any Trust to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Terms Agreement with respect to the Designated Securities specified therein. Each Terms Agreement shall specify the aggregate number of the Firm Designated Securities, the maximum number of Optional Designated Securities, if any, the initial public offering price of such Firm and Optional Designated Securities or the manner of determining such price, the terms of the Designated Securities, including the terms on which, and terms of the securities into which, the Designated Securities will be exchangeable, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters, the number of such Designated Securities to be purchased by each of the Underwriters and the commission, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Firm Designated Securities and Optional Designated Securities, if any, and payment therefor. The Terms Agreement shall also specify (to the extent not set forth in the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Terms Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under each Terms Agreement shall be several and not joint.

Section 1.    REPRESENTATIONS AND WARRANTIES.

    Each of the Trusts and the Guarantor, jointly and severally, represents and warrants to, and agrees with, each of the several Underwriters that:

    (a) The Trusts and the Guarantor meet the requirements for use of Form S-3 and a registration statement (Registration No. 333-____) on Form S-3 relating to the Securities, the Subordinated Debentures and the Guarantees, including a preliminary prospectus and such amendments to such registration statement as may have been required to the date of this Agreement, has been prepared by the Trusts and the Guarantor under the provisions of the

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Securities Act of 1933, as amended (the "Act"), and the rules and regulations
(collectively referred to as the "1933 Act Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission. No stop order suspending the effectiveness of such Registration Statement has been issued and no proceeding for the purpose has been initiated or threatened by the Commission. The term "preliminary prospectus" as used herein means a preliminary prospectus as contemplated by Rule 430 or Rule 430A ("Rule 430A") of the 1933 Act Regulations included at any time as part of the registration statement. Copies of such registration statement and amendments and of each related preliminary prospectus have been delivered to the Underwriters. If such registration statement has not become effective, a further amendment to such registration statement, including a form of final prospectus, necessary to permit such registration statement to become effective will be filed promptly by the Guarantor with the Commission. If such registration statement has become effective, a final prospectus containing information permitted to be omitted at the time of effectiveness by Rule 430A will be filed by the Guarantor with the Commission in accordance with Rule 424(b) of the 1933 Act Regulations promptly after execution and delivery of the Terms Agreement. The term "Registration Statement" means the registration statement as amended at the time it becomes or became effective (the "Effective Date"), including financial statements and all exhibits and any information deemed to be included by Rule 430A and/or Rule 434. The term "Prospectus" means the prospectus relating to the Securities, the Subordinated Debentures and the Guarantees in the form in which it has most recently been filed with the Commission on or before the date of the Agreement as first filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations. Any reference herein to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "1934 Act"), on or before the Effective Date or the date of such preliminary prospectus or the Prospectus, as the case may be. If the Guarantor and the Trusts elect to rely on Rule 434 of the 1933 Act, all references to "Prospectus" shall be deemed to include, without limitation, the form of prospectus and the term sheet, taken together, provided to the Underwriters by the Guarantor and the Trusts in accordance with Rule 434 of the 1933 Act. Any registration statement (including any amendment or supplement thereto or information which is deemed part thereof) filed by the Guarantor and the Trusts under Rule 462(b) shall be deemed to be part of the "Registration Statement" as defined herein, and any prospectus (including any amendment or supplement thereto or information which is deemed part thereof) included in such registration statement shall be deemed to be part of the "Prospectus", as defined herein, as appropriate.

         Any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the 1934 Act after the Effective Date, or the date of any preliminary prospectus or the Prospectus, as the case may be, and deemed to be incorporated therein by reference.

    (b) On the Effective Date, the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), at all times subsequent to and including each Time of Delivery and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, the

                                          3


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Registration Statement and the Prospectus (as amended or as supplemented if the
Guarantor shall have filed with the Commission any amendment or supplement thereto), including the financial statements included or incorporated by reference in the Prospectus, did or will comply with all applicable provisions of the 1933 Act, the 1933 Act Regulations, the 1934 Act, the rules and regulations thereunder (the "1934 Act Regulations"), the Trust Indenture Act of 1939, as amended (the "1939 Act") and the rules and regulations thereunder (the "1939 Act Regulations") and will contain all statements required to be stated therein in accordance with the 1933 Act, the 1933 Act Regulations, the 1934 Act, the 1934 Act Regulations, the 1939 Act and the 1939 Act Regulations. On the Effective Date and when any post-effective amendment to the Registration Statement becomes effective, no part of the Registration Statement or any such amendment did or will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. At the Effective Date, the date the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission and at each Time of Delivery, the Prospectus did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this Section 1(b) do not apply to any statements or omissions made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Guarantor by the Underwriters specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. For all purposes of this Agreement, the amounts of the selling concession and reallowance set forth in the Prospectus constitute the only information relating to any Underwriter furnished in writing to the Guarantor by the Underwriters specifically for inclusion in the Registration Statement, the preliminary prospectus or the Prospectus. The Guarantor has not distributed any offering material in connection with the offering or sale of the Securities other than the Registration Statement, the preliminary prospectus, the Prospectus or any other materials, if any, permitted by the 1933 Act.

    (c) The documents which are incorporated by reference in the preliminary prospectus and the Prospectus or from which information is so incorporated by reference, when they become effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the 1933 Act or the 1934 Act, as applicable, the 1933 Act Regulations and the 1934 Act Regulations; and any documents so filed and incorporated by reference subsequent to the Effective Date shall, when they are filed with the Commission, conform in all material respects with the requirements of the 1933 Act and the 1934 Act, as applicable, the 1933 Act Regulations and the 1934 Act Regulations.

    (d) The only subsidiaries (as defined in the 1933 Act Regulations) of the Guarantor are the subsidiaries listed on Schedule A hereto (the "subsidiaries"). The Guarantor and each of its subsidiaries is, and at each Time of Delivery will be, a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Guarantor and each of its subsidiaries has, and at each Time of Delivery will have, full power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus. Each Trust is, and at each Time of Delivery will be, a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware. Each

                                          4


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Trust has, and at each Time of Delivery will have, full power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus. The Guarantor and each of its subsidiaries is, and each Time of Delivery will be, duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary. Except for the stock of the subsidiaries, the Common Securities of each Trust and as disclosed in the Registration Statement and on Schedule B hereto, the Guarantor does not own, and at each Time of Delivery will not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, trust, association or other entity. Complete and correct copies of the articles of incorporation and of the by-laws of the Guarantor and each of its subsidiaries and all amendments thereto have been delivered to the Underwriters, and no changes therein will be made subsequent to the date hereof and prior to each Time of Delivery.

    (e) The outstanding beneficial interests in each Designated Trust have been duly authorized, validly issued, fully paid and nonassessable. The description of such beneficial interest in the Registration Statement and the Prospectus is, and at each Time of Delivery will be, complete and accurate in all respects. All of the issued and outstanding capital stock of each subsidiary has been duly authorized and validly issued and is fully paid and non-assessable, and all of such capital stock owned by the Guarantor, directly or through subsidiaries, is owned free and clear of any mortgage, pledge, lien, encumbrance, claim or equity.

    (f) The financial statements included or incorporated by reference in the Registration Statement or the Prospectus present fairly the consolidated financial condition of the Guarantor as of the respective dates thereof and the consolidated results of operations and cash flows of the Guarantor for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the 1933 Prospectus. No other financial statements or schedules of the Guarantor are required by the 1933 Act, the 1934 Act, the 1933 Act Regulations or the 1934 Act Regulations to be included in the Registration Statement or the Prospectus. Deloitte & Touche LLP (the "Accountants"), who have reported on such financial statements and schedules, are independent accountants with respect to the Guarantor as required by the 1933 Act and the 1933 Act Regulations. The statements included in the Registration Statement with respect to the Accountants pursuant to Item 509 of Regulation S-K of the 1933 Act Regulations are true and correct in all material respects.

    (g) The Guarantor maintains a system of internal accounting control sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization;
(ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

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    (h)  Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to each Time of Delivery, except as set forth in or contemplated by the Registration Statement and the Prospectus, (i) there has not been and will not have been any change in the capitalization of the Guarantor, each Trust or any of the Guarantor's subsidiaries, or in the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Guarantor and its subsidiaries, arising for any reason whatsoever, (ii) neither the Guarantor nor any of its subsidiaries has incurred nor will it incur any material liabilities or obligations, direct or contingent, nor has it entered into nor will it enter into any material transactions other than pursuant to this Agreement and the transactions referred to herein and (iii) the Guarantor has not and will not have paid or declared any dividends or other distributions of any kind on any class of its capital stock.

    (i) Neither any Trust or the Guarantor is, nor after giving effect to the offering and sale of the Securities, will be, an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

    (j) Except as set forth in the Registration Statement and the Prospectus, there are no actions, suits or proceedings pending or threatened against or affecting the Guarantor or any of its subsidiaries or any of their respective officers in their capacity as such, before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding might materially and adversely affect the Guarantor or any of its subsidiaries or its business, properties, business prospects, condition (financial or otherwise) or results of operations or materially and adversely affect the Guarantor's ability to consummate the transactions contemplated by the applicable Terms Agreement to which this Agreement is attached and of which it forms a part or the Guarantor Agreements (as defined below).

    (k) The Guarantor and each of its subsidiaries has, and at each Time of Delivery will have, (i) all governmental licenses, permits, consents, orders, approvals and other authorizations necessary to carry on its business as contemplated in the Prospectus, (ii) complied in all respects with all laws, regulations and orders applicable to it or its business and (iii) performed all its obligations required to be performed by it, and is not, and at each Time of Delivery will not be, in default, under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement, lease, contract or other agreement or instrument that is material to the Guarantor (collectively, a "material contract or other material agreement") to which it is a party or by which its property is bound or affected. To the best knowledge of the Guarantor and each of its subsidiaries, no other party under any material contract or other material agreement to which it is a party is in default in any respect thereunder. Neither the Guarantor nor any of its subsidiaries is, nor at each Time of Delivery will any of them be, in violation of any provision of its articles of incorporation or by-laws.

    (l) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with (i) the issuance and sale of the Securities and the Common Securities by any applicable Trust, (ii) the purchase of the Subordinated Debentures by such Trust, (iii) the issuance of the Guarantees or the

                                          6


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Subordinated Debentures by the Guarantor, or (iv) the consummation by any applicable Trust or the Guarantor of the transactions contemplated by (A) any Terms Agreement to which this Agreement is attached and of which it forms a part, (B) any Overallotment Option (as defined in Section 2(b) hereof), or (C) any Guarantor Agreement (other than an approving Order of the Public Service Commission of Nevada, which has been obtained and is in full force and effect), except such as have been obtained under the 1933 Act or the 1933 Act Regulations and such as may be required under the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution by the Underwriters of the Securities.

    (m) Each of the Guarantor and the Designated Trust has full corporate power and authority to enter into this Agreement and any applicable Terms Agreement to which this is attached. This Agreement has been and any applicable Terms Agreement to which this is attached, when executed and delivered, will be, duly authorized, executed and delivered by the Guarantor and the Designated Trust and constitutes a valid and binding agreement of the Guarantor and the Designated Trust and is enforceable against the Guarantor and the Designated Trust in accordance with the terms hereof. The performance of this Agreement and the consummation of the transactions contemplated hereby will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Guarantor or any of its subsidiaries pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the articles of incorporation or by-laws of the Guarantor or any of its subsidiaries, any contract or other agreement to which the Guarantor or any of its subsidiaries is a party or by which the Guarantor or any of its subsidiaries or any of its properties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Guarantor or any of its subsidiaries.

    (n) The Securities have been duly and validly authorized, and (i) when the Firm Designated Securities are issued and delivered pursuant to the Terms Agreement with respect to such Designated Securities to which this Agreement is attached and of which it forms a part and, (ii) in the case of any Optional Designated Securities, when such Optional Designated Securities are issued and delivered pursuant to Overallotment Options with respect to such Securities, such Designated Securities will be duly and validly issued and fully paid and non-assessable beneficial interests in the Designated Trust, entitled to the benefits provided by the applicable Trust Agreement, which Trust Agreement will be substantially in the form filed as an exhibit to the Registration Statement; and the Securities conform in all material respects to the description thereof contained in the Registration Statement; and the Designated Securities conform in all material respects to the description thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities.

    (o) The holders of the Securities (the "Securityholders") will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

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    (p)  The Common Securities of each Trust have been duly authorized on behalf of each such Trust by the depositor thereof and upon delivery by each such Trust to the Guarantor against payment therefor as set forth in the Trust Agreement, will be duly and validly issued and non-assessable beneficial interests in such Trust and will conform in all material respects to the description thereof contained in the Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights; the Common Securities conform in all material respects to the description thereof contained in the Registration Statement; and at each Time of Delivery, all of the issued and outstanding Common Securities of each Designated Trust will be directly owned by the Guarantor, or a person into which the Guarantor has merged or with which the Guarantor has been consolidated pursuant to Section [8.01] of the Indenture, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

    (q) The Subordinated Debentures have been duly authorized and, when issued and delivered pursuant to the Indenture, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Guarantor entitled to the benefits of the Indenture, which will be substantially in the form filed as an exhibit to the Registration Statement; the Guarantees have been duly authorized and, when issued and delivered pursuant to each Guarantee Agreement, will have been duly issued and delivered and will constitute valid and legally binding obligations of the Guarantor entitled to the benefits of the applicable Guarantee Agreement, which will be substantially in the form filed as an exhibit to the Registration Statement; the Indenture, the Trust Agreements and the Guarantee Agreements (collectively, the "Guarantor Agreements") have been duly authorized and duly qualified under the 1939 Act and, when executed and delivered by the Guarantor and, (i) in the case of each Guarantee Agreement, by the Guarantee Trustee (as defined in the Guarantee Agreement), (ii) in the case of each Trust Agreement, by the Trustees (as defined in the Trust Agreement) and, (iii) in the case of the Indenture, by the trustee named therein (the "Debenture Trustee"), will constitute valid and legally binding instruments, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Guarantees, the Subordinated Debentures and the Guarantor Agreements will conform in all material respects to the descriptions thereof in the Prospectus.

    (r) Neither (i) the issuance and sale of the Securities by the applicable Trust, (ii) the compliance by such Trust with all of the provisions of any Terms Agreement to which this Agreement is attached and of which it forms a part, each Overallotment Option, if any, the Designated Securities and each Trust Agreement, (iii) the execution, delivery and performance by the applicable Trust of the Trust Agreement, nor (iv) the consummation of the transactions contemplated herein or therein will conflict with or constitute a breach of, or default under, or result in the creation, imposition or violation of any lien, charge or encumbrance upon any property or assets of such Trust pursuant to, (A) the Trust Agreement of such Trust, (B) any law, administrative regulation or administrative or court order or decree applicable to such Trust, (C) any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which such Trust is a party or by which such Trust is bound or to which any of the property or assets of such Trust is subject, where, in each such case, such conflict, breach or default, or lien, charge or encumbrance would have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of such Trust.

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    (s)  Neither (i) the issuance by the Guarantor of the Guarantees and the
Subordinated Debentures, (ii) the compliance by the Guarantor with all of the provisions of any Terms Agreement to which this Agreement is attached and forms a part and each Overallotment Option, if any, the Guarantees, the Subordinated Debentures and the Guarantor Agreements, (iii) the execution, delivery and performance by the Guarantor of the Guarantor Agreements, nor (iv) the consummation of the transactions contemplated herein or therein will conflict with or constitute a breach of, or default under, or result in the creation, imposition or violation of any lien, charge or encumbrance upon any property or assets of the Guarantor or any of its subsidiaries pursuant to, (A) the charter or by-laws of the Guarantor, (B) any law, administrative regulation or administrative or court order or decree applicable to the Guarantor, (C) any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Guarantor or any such subsidiary is a party or by which it or any of them is bound or to which any of the property or assets of the Guarantor or any such subsidiary is subject, where, in each such case, such conflict, breach or default, or lien, charge or encumbrance would have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Guarantor and its subsidiaries considered as one enterprise.

    (t) The Guarantor and each of its subsidiaries has good and marketable title to all properties and assets described in the Prospectus as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Prospectus or are not material to the business of the Guarantor or its subsidiaries. The Guarantor and each of its subsidiaries has valid, subsisting and enforceable leases for the properties described in the Prospectus as leased by it, with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such properties by the Guarantor and such subsidiaries.

    (u) There is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. All such contracts to which the Guarantor or any subsidiary is a party have been duly authorized, executed and delivered by the Guarantor or such subsidiary, constitute valid and binding agreements of the Guarantor or such subsidiary and are enforceable against the Guarantor or such subsidiary in accordance with the terms thereof.

    (v) No statement, representation, warranty or covenant made by the Guarantor or any Trust in this Agreement or made in any certificate or document required by this Agreement to be delivered to the Underwriters was or will be, when made, inaccurate, untrue or incorrect.


    (w) Neither the Guarantor nor any of its directors, officers or controlling persons has taken directly or indirectly any action intended, or which might reasonably be expected, to cause or result, under the 1933 Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Guarantor to facilitate the sale or resale of the Securities.

    (x) No holder of securities of the Guarantor has rights to the registration of any securities of the Guarantor because of the filing of the Registration Statement.

    (y) Neither the Guarantor nor any of its subsidiaries is involved in any material labor dispute nor, to the knowledge of the Guarantor, is any such dispute threatened.

    (z) The Guarantor and its subsidiaries own, or are licensed or otherwise have the full exclusive right to use, all material trademarks and trade names which are used in or necessary for the conduct of their respective businesses as described in the Prospectus. No claims have been asserted by any person to the use of any such trademarks or trade names or challenging or questioning the validity or effectiveness of any such trademark or trade name. The use, in connection with the business and operations of the Guarantor and its subsidiaries, of such trademarks and trade names does not, to the Guarantor's knowledge, infringe on the rights of any person.

    (aa) Neither the Guarantor nor any of its subsidiaries nor, to the Guarantor's knowledge, any employee or agent of the Guarantor or any subsidiary has made any payment of funds of the Guarantor or any subsidiary or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus.

    (bb) The information regarding the Guarantor included in the _____________ _____ and _____________ _____, 1997 letters to the Corporate Financing Department of the NASD is true and correct.

Section 2.    PURCHASE AND SALE.

    (a) Upon the execution of the Terms Agreement applicable to any Designated Securities and authorization by the Representatives of the release of the Firm Designated Securities, the several Underwriters propose to offer the Firm Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented in relation to the applicable Designated Securities.

    (b) The Designated Trust may specify in the Terms Agreement applicable to any Designated Securities that the Designated Trust thereby grants to the several Underwriters the right (an "Overallotment Option") to purchase at their election up to the number of Optional Designated Securities set forth in such Terms Agreement, on the terms set forth in the paragraph next above, for the sole purpose of covering over-allotments in the sale of the Firm Designated Securities. Any such election to purchase Optional Designated Securities may be exercised by written notice from the Representatives to the Designated Trust and the Guarantor, given within a period specified in the Terms Agreement, setting forth the aggregate number of Optional Designated Securities to be purchased and the date on which such Optional Designated Securities are to be delivered, as determined by the Representatives, but in no event earlier than the First Time of Delivery (as defined in Section 2(c) hereof) or, unless the Representatives, the Designated Trust and the Guarantor otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Terms Agreement.

    The number of Optional Designated Securities to be added to the number of Firm Designated Securities to be purchased by each Underwriter as set forth in
Schedule I to the

Terms Agreement applicable to such Designated Securities shall be, in each case, the number of Optional Designated Securities which the Designated Trust and the Guarantor have been advised by the Representatives have been attributed to such Underwriter; provided that, if the Designated Trust and the Guarantor have not been so advised, the number of Optional Designated Securities to be so added shall be, in each case, that proportion of Optional Designated Securities which the number of Firm Designated Securities to be purchased by such Underwriter under such Terms Agreement bears to the aggregate number of Firm Designated Securities (rounded as the Representatives may determine to the nearest 100 securities). The total number of Designated Securities to be purchased by all the Underwriters pursuant to such Terms Agreement shall be the aggregate number of Firm Designated Securities set forth in Schedule I to such Terms Agreement plus the aggregate number of Optional Designated Securities which the Underwriters elect to purchase.

    (c) Certificates for the Firm Designated Securities and the Optional Designated Securities to be purchased by each Underwriter pursuant to the Terms Agreement relating thereto, in the form specified in such Terms Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Designated Trust and the Guarantor, shall be delivered by or on behalf of the Designated Trust to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of New York Clearing House (next day) funds to an account designated by the Designated Trust, payable to the order of the Designated Trust in the funds specified in such Terms Agreement, (i) with respect to the Firm Designated Securities, all in the manner and at the place and time and date specified in such Terms Agreement or at such other place and time and date as the Representatives, the Designated Trust and the Guarantor may agree upon in writing, such time and date being herein called the "First Time of Delivery" and (ii) with respect to the Optional Designated Securities, if any, in the manner and at the time and date specified by the Representatives in the written notice given by the Representatives of the Underwriters' election to purchase such Optional Designated Securities, or at such other time and date as the Representatives, the Designated Trust and the Guarantor may agree upon in writing, such time and date, if not the First Time of Delivery, herein called the "Second Time of Delivery". Each such time and date for delivery is herein called a "Time of Delivery".

Section 3.    COVENANTS OF THE DESIGNATED TRUST AND THE GUARANTOR.

    Each of the Designated Trust and the Guarantor, jointly and severally, agrees with each of the several Underwriters of any Designated Securities:

    (a) To prepare the Prospectus as amended and supplemented in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b); to not, either prior to the Effective Date or thereafter during such period as the Prospectus is required by law to be delivered in connection with sales of the Securities by an Underwriter or dealer, file any amendment or supplement to the Registration Statement or the Prospectus, unless a copy thereof shall first have been submitted to the Underwriters within a reasonable period of time prior to the filing thereof and the Underwriters shall not have objected thereto in good faith.

    (b) To use its best efforts to cause the Registration Statement to become effective, and to notify the Underwriters promptly, and to confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective, (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (iv) of the happening of any event during the period mentioned in the second sentence of section 3(e) that in the judgment of the Guarantor makes any statement made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in the light of the circumstances in which they are made, not misleading and (v) of receipt by the Guarantor or any representative or attorney of the Guarantor of any other communication from the Commission relating to the Guarantor, the Registration Statement, any preliminary prospectus or the Prospectus; if at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, to make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment; if the Guarantor has omitted any information from the Registration Statement pursuant to Rule 430A, to use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to said Rule 430A and to notify the Underwriters promptly of all such filings.

    (c) To furnish to the Underwriters, without charge, three signed copies of the Registration Statement and of any post-effective amendment thereto, including financial statements and schedules, and all exhibits thereto (including any document filed under the 1934 Act and deemed to be incorporated by reference into the Prospectus), and to furnish to the Underwriters without charge a copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules but without exhibits.

    (d) To comply with all the provisions of any undertakings contained in the Registration Statement.

    (e) On the Effective Date, and thereafter from time to time, to deliver to each of the Underwriters, without charge, as many copies of the Prospectus or any amendment or supplement thereto as the Underwriters may reasonably request; if during such period of time any event shall occur which in the judgment of the Guarantor or counsel to the Underwriters should be set forth in the Prospectus in order to make any statement therein, in the light of the circumstances under which it was made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with law, to forthwith prepare and duly file with the Commission an appropriate supplement or amendment thereto, and to deliver to each of the Underwriters, without charge, such number of copies thereof as the Underwriters may reasonably request; to not file any document under the 1934 Act before the termination of the offering of the Securities by the Underwriters if such document would be deemed to be incorporated by reference into the Prospectus which is not approved by the Underwriters after reasonable notice thereof. Each of the Designated Trust and the Guarantor consents to the use of the Prospectus or any amendment or supplement thereto by the several Underwriters and by all dealers to whom the Securities may be sold, both in connection with the offering or sale of the Securities and for any period of time thereafter during which the Prospectus is required by law to be delivered in connection therewith.

    (f) Prior to any public offering of the Securities by the Underwriters, to cooperate with the Underwriters and counsel to the Underwriters in connection with the registration or qualification of the Securities or the Subordinated Debentures issuable upon the exchange of the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriters may request; provided, that in no event shall the Guarantor be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

    (g) During the period of five years commencing on the Effective Date, to furnish to the Underwriters copies of such financial statements and other periodic and special reports as the Guarantor may from time to time distribute generally to the holders of any class of its capital stock, and to furnish to the Underwriters a copy of each annual or other report it is required to file with the Commission.

    (h) In the case of the Guarantor, to make generally available to holders of its securities, as soon as may be practicable but in no event later than the last day of the fifteenth full calendar month following the calendar quarter in which the Effective Date falls, an earnings statement (which need not be audited but shall be in reasonable detail) for a period of 12 months ended commencing after the Effective Date, and satisfying the provisions of Section 11(a) of (including Rule 158 of the 1933 Act Regulations).

    (i) If this Agreement shall be terminated by the Guarantor or any Trust pursuant to any of the provisions hereof (otherwise than pursuant to Section 8) or if for any reason the Guarantor or any Trust shall be unable to perform its obligations hereunder, to reimburse the several Underwriters for all out-of-pocket expenses (including the fees, disbursements and other charges of counsel to the Underwriters) reasonably incurred by them in connection herewith.

    (j) To not at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the Securities to facilitate the sale or resale of any of the Securities.

    (k) In the case of each Trust, to apply the net proceeds from the offering and sale of the Securities to be sold by such Trust and, in the case of the Guarantor, to apply the net proceeds from the offering and sale of the Subordinated Debentures to be sold by the Guarantor, in the manner set forth in the Prospectus under "Use of Proceeds".

    (l) In the case of the Guarantor, to file promptly all reports and any definitive proxy or information statements required to be filed by the Guarantor with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the 1934 Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities.

    (m) During the period beginning from the date of the Terms Agreement for such Designated Securities and continuing to and including the later of (i) the termination of trading restrictions for such Designated Securities, as notified to the Designated Trust and the Guarantor by the Representatives and (ii) 30 days after the last Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any Securities, any other beneficial interests in the assets of the Designated Trust, or any preferred securities or any other securities of the Designated Trust or the Guarantor, as the case may be, that are substantially similar to such Designated Securities (including any guarantee of such securities) or any securities that are convertible into or exchangeable for, or that represent the right to receive Securities, other beneficial interests of the Designated Trust, preferred securities or any such substantially similar securities of either the Designated Trust or the Guarantor (including any guarantee of such securities) without the prior written consent of the Representatives.

    (n) In the case of the Guarantor, to issue the Guarantee concurrently with the issuance and sale of the Securities as contemplated herein or in the Terms Agreement.

    (o)  To list for quotation the Securities on the New York Stock Exchange.

Section 4.    PAYMENT OF EXPENSES.

    The Guarantor covenants and agrees with the several Underwriters that it will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Guarantor's counsel and accountants in connection with the registration of the Securities, the Guarantees and the Subordinated Debentures under the 1933 Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Terms Agreement, any Guarantor Agreement, the Securities and the Subordinated Debentures [and any Blue Sky Memorandum]; [(iii) all reasonable expenses in connection with the qualification of the Securities, the Guarantees and the Subordinated Debentures for offering and sale under state securities laws as provided in Section 3(f) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey(s);] (iv) any fees charged by securities rating services for rating the Securities and the Subordinated Debentures; (v) any filing fees incident to, and the reasonable fees and disbursements of counsel for the Underwriters in connection with, any required reviews by the NASD of the terms of the sale of the Securities and the issuance of the Guarantees and the Subordinated Debentures; (vi) the cost of preparing the Securities and the Subordinated Debentures; (vii) the reasonable fees and expenses of any Trustee, Debenture Trustee and Guarantee Trustee, and any agent of any trustee and the reasonable fees and disbursements of counsel for any trustee in connection with any Trust Agreement, Indenture, Guarantee and the Securities; (viii) the cost of qualifying the Securities with The Depository Trust Company; (ix) any fees and expenses in connection with listing the Securities on the New York Stock Exchange and the cost of registering the Securities under Section 12 of the 1934 Act; and (x) all other costs and expenses incident to the performance of its obligations hereunder and under any Overallotment Options which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 6 and 8 hereof, the

Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

Section 5.    CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS.

    The obligations of the Underwriters of any Designated Securities under the Terms Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Designated Trust and the Guarantor in or incorporated by reference in the Terms Agreement relating to such Designated Securities are, at and as of each Time of Delivery for such Designated Securities, true and correct, the condition that the Designated Trust and the Guarantor shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

    (a) The Prospectus as amended or supplemented in relation to such Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the 1933 Act and the 1933 Act Regulations and in accordance with Section 3(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction.

    (b) Jones, Day, Reavis & Pogue, counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated each Time of Delivery for such Designated Securities, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

    (c) Best, Best & Krieger LLP, as counsel for the Guarantor, shall have furnished to the Representatives their written opinions, dated each Time of Delivery for such Designated Securities, respectively, in form and substance reasonably satisfactory to the Representatives, to the effect that:

           (i) The Guarantor and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, is duly licensed or qualified to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such license or qualification necessary, has full power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus and has all governmental licenses, permits, consents, orders, approvals and other authorizations necessary to carry on its business as contemplated in the Prospectus. The Guarantor is the sole record and beneficial owner of all of the capital stock of each of its subsidiaries.

          (ii) The Subordinated Debentures, in the form certified by the Guarantor to be true and correct copies, are in the form prescribed in or pursuant to the Indenture, have been duly authorized by the Guarantor and, when authenticated, issued and delivered by the Guarantor as specified in or pursuant to the Indenture, will be valid and binding obligations of the Guarantor and, subject to applicable bankruptcy laws, are enforceable against the Guarantor in accordance with the terms thereof.

         (iii) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the issuance and sale of the Designated Securities being delivered at such Time of Delivery or the issuance of the Guarantee and the Subordinated Debentures or the consummation by the Designated Trust or the Guarantor of the transactions contemplated by the Terms Agreement to which this Agreement is attached and forms a part and the Guarantor Agreements, or in connection with the taking by the Guarantor of any action contemplated thereby other than an approving order of the Public Service Commission of Nevada, which has been obtained and is in full force and effect, except such as have been obtained under the 1933 Act, the 1933 Regulations, the 1939 Act and the 1939 Act Regulations, and such as may be required by the by-laws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Securities to be sold by the Guarantor.

          (iv) The statements set forth in the Prospectus under the caption "Description of QUIDS", "Description of QUIPS", "Description of Guarantees", "Description of Corresponding QUIDS" and "Relationship Among the QUIPS, the Corresponding QUIDS and the Guarantees" insofar as they purport to summarize certain provisions of documents specifically referred to therein, are accurate summaries of such provisions in all material respects.

           (v) The Registration Statement and the Prospectus (including any documents incorporated by reference into the Prospectus at the time they were filed) comply or complied in all material respects as to form with the requirements of the 1933 Act, the 1934 Act, the 1933 Act Regulations, the 1934 Act Regulations, the 1939 Act and the 1939 Act Regulations (except that we express no opinion as to financial statements, schedules and other financial and statistical data contained in the Registration Statement or the Prospectus or incorporated by reference therein).

          (vi) We have participated in the preparation of the Registration Statement and the Prospectus and nothing has come to our attention which has caused us to believe that, as of the Effective Date, the date of the Prospectus and such Time of Delivery, either the Registration Statement or the Prospectus, or any amendment or supplement thereto including any documents incorporated by reference into the Prospectus, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances in which they were made (except that we express no opinion as to financial statements, schedules and other financial or statistical data contained in the Registration Statement or the Prospectus or incorporated by reference therein).

         (vii) The Registration Statement has become effective under the 1933 Act and, to the best of our knowledge, no order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or is threatened, pending or contemplated.

         (viii) We have reviewed all contracts and other documents referred to in the Registration Statement and the Prospectus and such contracts or other documents are fairly summarized or disclosed therein, and filed as exhibits thereto as required, and, after due inquiry, we do not know of any contracts or other documents required to be so summarized or disclosed or filed or required to be filed under the 1934 Act if upon such filing they would be incorporated, in whole or in part, by reference therein which have not been so summarized or disclosed or filed.

          (ix) All descriptions in the Prospectus of statutes, regulations or legal or governmental proceedings are accurate and fairly present the information required to be shown.

           (x) The Guarantor has full corporate power and authority to enter into this Agreement, the Terms Agreement with respect to the Designated Securities and each of the Guarantor Agreements, and each of this Agreement, the Terms Agreement with respect to the Designated Securities and each of the Guarantor Agreements is a valid and binding agreement of the Guarantor and, except for the indemnification and contribution provisions of this Agreement, as to which we express no opinion, and subject to applicable bankruptcy laws, is enforceable against the Guarantor in accordance with the terms thereof.

          (xi) The Guarantor has full corporate power and authority to execute the Guarantee, and the Guarantee has been duly authorized and, when issued and delivered pursuant to the Terms Agreement to which this Agreement is a part, will have been duly executed, issued and delivered by the Guarantor and will be a valid and binding obligation of Guarantor and, subject to applicable bankruptcy laws, will be enforceable against the Guarantor in accordance with its terms.

         (xii) Delivery of certificates for the Securities will pass valid and marketable title thereto to each Underwriter that has purchased such Securities in good faith and we are not aware, after due inquiry, of any adverse claim with respect thereto, and such Securities are free and clear of all liens, encumbrances and claims.

         (xiii) To the best of our knowledge, neither the Guarantor nor any of its subsidiaries is in violation of its articles of incorporation, by-laws or other charter documents or in default (nor has an event occurred which with notice or lapse of time or both would constitute a default or acceleration) in the performance of any obligation, agreement or condition contained in any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument known to us to which the Guarantor or any of its subsidiaries is a party or by which it or its properties is bound or affected and neither the Guarantor nor any of its subsidiaries is in violation of any judgment, ruling, decree, order, franchise, license or permit known to us or any statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Guarantor or any of its subsidiaries, where such violation or default might have a material adverse effect on the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Guarantor or any of its subsidiaries.

         (xiv) The issuance by the Guarantor of the Guarantee and the Subordinated Debentures, the compliance by the Guarantor with all of the provisions of the Terms Agreement to which this Agreement is attached and forms a part and the Guarantor Agreements, the execution, delivery and performance by the Guarantor of the Terms Agreement to which this Agreement is attached and forms a part and the Guarantor Agreements and the consummation of the transactions herein and therein contemplated do not and will not result in a breach or violation of any terms or provisions of the articles of incorporation or by-laws of the Guarantor or any of its subsidiaries.

          (xv) Neither the Designated Trust nor the Guarantor is an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the 1940 Act.

         (xvi) The Designated Securities have been duly authorized for listing by the New York Stock Exchange upon official notice of issuance.

         (xvii) The Indenture, each of the Trust Agreements and each of the Guarantees is qualified under the 1939 Act.

    (d) Richard L. Hinckley, Esq., Vice President, Secretary and Chief Counsel of the Guarantor, shall have furnished to the Representatives his written opinions, dated each Time of Delivery for such Designated Securities, respectively, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Section 5(c)(i)-(iv), (vi), (x),
(xi), (xiii) and (xiv) and to the effect that:

           (i) All of the issued and outstanding capital stock of each subsidiary has been duly authorized and validly issued and is fully paid and non-assessable, and all of such capital stock owned by the Guarantor, directly or through subsidiaries, is owned free and clear of any mortgage, pledge, lien, encumbrance, claim or equity.

          (ii) I know of no actions, suits or proceedings pending or threatened against or affecting the Guarantor or any of its subsidiaries or the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Guarantor or any of its subsidiaries, or any of their respective officers in the capacities as such, before or by any federal or state court, commission, regulatory body, administrative agency or other governmental body, wherein an unfavorable ruling, decision or finding might materially and adversely affect the Guarantor or any of its subsidiaries or its business, properties, business prospects, condition (financial or otherwise) or results of operations, except as set forth in or contemplated by the Registration Statement and the Prospectus.

         (iii) The issuance and sale of the Designated Securities being delivered at such Time of Delivery and the compliance by the Designated Trust with all of the provisions of the Terms Agreement to which this Agreement is attached and forms a part, the Designated Securities and the Trust Agreement with respect to the Designated Securities, the purchase by the Designated Trust of the Subordinated Debentures, the execution and delivery of this Agreement by the Designated Trust, the compliance by the Designated Trust with the terms of this Agreement and the consummation of the transactions contemplated herein and in the Trust Agreement do not and will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Designated Trust pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default or result in the acceleration of any obligation under, the Trust Agreement, any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument known to me to which such Designated Trust is a party or by which it or any of its properties is bound or affected, or any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or property of such Designated Trust.

          (iv) The issuance by the Guarantor of the Guarantee and the Subordinated Debentures, the compliance by the Guarantor with all of the provisions of the Terms Agreement to which this Agreement is attached and forms a part and the Guarantor Agreements, the execution, delivery and performance by the Guarantor of the Guarantor Agreements and the consummation of the transactions herein and therein contemplated do not and will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Guarantor or any of its subsidiaries pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default or result in the acceleration of any obligation under, the articles of incorporation, or by-laws of the Guarantor or any of its subsidiaries, any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument known to me to which the Guarantor or any of its subsidiaries is a party or by which it or any of its properties is bound or affected, or any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or property of the Guarantor or any of its subsidiaries.

    (e) Richards, Layton & Finger, special Delaware Counsel to the Designated Trust and the Guarantor, shall have furnished to you, the Guarantor and the Designated Trust their written opinion, dated the respective Time of Delivery, in form and substance satisfactory to you, to the effect that

           (i) The Designated Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Designated Trust as a business trust have been made.

          (ii) Under the Delaware Business Trust Act and the Trust Agreement, the Designated Trust has the power and authority to own property and conduct its business, all as described in the Prospectus.

         (iii) The Trust Agreement constitutes a valid and legally binding obligation of the Guarantor and the Trustees, enforceable against the Guarantor and the Trustees, in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, to the effect of applicable policy on the enforceability of provisions relating to indemnification or contribution, and to general equity principles (except that such counsel need not express an opinion with respect to whether the right of the Preferred Security Holders or the Common Security Holders to institute a legal proceeding directly against any person to enforce any right of the Property Trustee is consistent with or permitted by Section 3816 of the Delaware Business Trust Act relating to derivative actions).

          (iv) Under the Delaware Business Trust Act and the Trust Agreement, the Designated Trust has the power and authority to execute and deliver, and to perform its obligations under this Agreement and the Terms Agreement and issue and perform its obligations under the Designated Securities and the Common Securities.

           (v) Under the Delaware Business Trust Act and the Trust Agreement, the execution and delivery by the Designated Trust of this Agreement and the Terms Agreement to which this Agreement is attached and forms a part, and the performance by the Designated Trust of its obligations thereunder, have been duly authorized by all necessary action on the part of the Designated Trust.

          (vi) This Agreement and the Terms Agreement to which this Agreement is attached and forms a part with respect to the Designated Securities have been duly executed and delivered by the Designated Trust.

         (vii) The Designated Securities have been duly authorized by the Trust Agreement and the depositor on behalf of the Designated Trust and are duly and validly issued and, subject to the qualifications set forth herein, fully paid and non-assessable beneficial interests in the assets of the Designated Trust and are entitled to the benefits provided by the Trust Agreement; the Securityholders, as beneficial owners of the Designated Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation

    Law of the State of Delaware; provided that such counsel may note that the Securityholders may be obligated, pursuant to the Trust Agreement, to provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of Securities Certificates and the issuance of replacement Securities Certificates and provide security and indemnity in connection with requests of or directions to the Property Trustee (as defined in the Trust Agreement) to exercise its rights and powers under the Trust Agreement.

         (viii) The Common Securities have been duly authorized by the Trust Agreement and are validly issued and represent beneficial interests in the assets of the Designated Trust.

          (ix) Under the Delaware Business Trust Act and the Trust Agreement, the issuance of the Designated Securities and the Common Securities is not subject to preemptive rights.

           (x) The issuance and sale by the Designated Trust of Designated Securities and the Common Securities, the execution, delivery and performance by the Designated Trust of this Agreement and the Terms Agreement to which this Agreement is attached and forms a part, the consummation by the Designated Trust of the transactions contemplated thereby and compliance by the Designated Trust with its obligations thereunder will not violate any of the provisions of the Certificate of Trust of the Designated Trust or the Trust Agreement or any applicable Delaware law or administrative regulation.

          (xi) The issuance and sale of the Designated Securities being delivered at such Time of Delivery and the compliance by the Designated Trust with the Terms Agreement to which this Agreement is attached and forms a part, the Designated Securities and the Trust Agreement with respect to the Designated Securities, the purchase by the Designated Trust of the Subordinated Debentures and the consummation of the transactions contemplated herein and in the Trust Agreement will not result in any violation of the provisions of the Certificate of Trust or Trust Agreement of the Designated Trust.

         (xii) Assuming that the Designated Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than maintaining the Delaware Trustee and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, no authorization, approval, consent or order of any Delaware court or Delaware governmental authority or agency is required to be obtained by the Designated Trust solely in connection with the issuance and sale of the Designated Securities and the Common Securities (except that such counsel need express no opinion concerning the securities laws of the State of Delaware).

         (xiii) Assuming that the Designated Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than maintaining the Delaware Trustee and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, the Designated Trust will be treated as a grantor trust for United States Federal income tax purposes and the Securityholders (other than those holders of the Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Designated Trust, and the Designated Trust will not be liable for any income tax imposed by the State of Delaware.

    (f) Jones, Day, Reavis & Pogue, as tax counsel for the Designated Trust and the Guarantor, shall have furnished to you their written opinion, dated the respective Time of Delivery, in form and substance satisfactory to you, to the effect that such firm confirms its opinion set forth in the Prospectus under the caption "Certain Federal Income Tax Consequences".

    (g) On the date of the Terms Agreement for such Designated Securities, at a time prior to the execution of the Terms Agreement with respect to the Designated Securities, and at each Time of Delivery for such Designated Securities, the independent accountants of the Guarantor who have certified the consolidated financial statements of the Guarantor and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated the effective date of the Registration Statement or the date of the most recent report filed with the Commission containing consolidated financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such effective date, and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex II hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives.

    (h) Since the date of the applicable Terms Agreement or since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no change in the capital stock or long-term debt of the Guarantor or any of its subsidiaries or any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Guarantor and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, the effect of which is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended relating to the Designated Securities.

    (i) On or after the date of the Terms Agreement relating to the Designated Securities the rating assigned by any nationally recognized securities rating agency to any debt securities or preferred stock of the Guarantor as of the date of any applicable Terms Agreement shall not have been lowered since that date of such Terms Agreement or no such rating agency shall have publicly announced that it has placed any debt securities of the Guarantor on what is commonly termed a "watch list" for possible downgrading.

    (j) On or after the date of the Terms Agreement relating to the Designated Securities there shall not have occurred any of the following: (i) any material adverse change in the financial markets in the United States or any outbreak or escalation of hostilities or other national or international calamity or crisis, the effect of which shall be such as to make it, in the reasonable judgment of the Representative, impracticable to market the Designated Securities or enforce contracts for the sale of the Designated Securities, (ii) trading in any securities of the Guarantor shall have been suspended by the Commission, the Nasdaq National Market or a national securities exchange, (iii) trading generally on either the New York Stock Exchange or the Nasdaq National Market shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or (iv) a banking moratorium shall have been declared by either Federal or New York authorities.

    (k) The Designated Securities at each Time of Delivery shall have been duly listed on the New York Stock Exchange.

    (l) The Designated Trust and the Guarantor shall have furnished or caused to be furnished to the Representatives at each Time of Delivery for the Designated Securities certificates of officers of the Designated Trust and the Guarantor satisfactory to the Representatives as to the accuracy of the representations and warranties of the Designated Trust and the Guarantor herein at and as of such Time of Delivery, as to the performance by the Designated Trust and the Guarantor of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections
(a) and (i) of this Section and as to such other matters as the Representatives may reasonably request.

Section 6.    INDEMNIFICATION AND CONTRIBUTION.

    (a) The Designated Trust and the Guarantor, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus as amended or supplemented, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Designated Trust nor the Guarantor shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus as amended or supplemented, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Designated Trust or the Guarantor by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities.

    (b) Each Underwriter will indemnify and hold harmless the Designated Trust and the Guarantor against any losses, claims, damages or liabilities to which the Designated Trust or the Guarantor may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus as amended or supplemented, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Prospectus as amended or supplemented, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Designated Trust and the Guarantor by such Underwriter through the Representatives expressly for use therein and will reimburse the Designated Trust and the Guarantor for any legal or other expenses reasonably incurred by the Designated Trust or the Guarantor in connection with investigating or defending any such action or claim as such expenses are incurred.

    (c)  Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify such indemnifying party shall not relieve it from any liability which it may have to any indemnified party under such subsection, unless such omission prejudices the indemnifying party's ability to adequately defend such action or claim, or otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, which consent shall not be unreasonably withheld, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under subsection (a) or (b) above for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party. The indemnifying party shall not be required to indemnify the indemnified party for any amount paid or payable by the indemnifying party in the settlement of any claim or action effected without the written consent of the indemnifying party, which consent shall not be unreasonably withheld.

    (d) If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Designated Trust and the Guarantor on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give in a timely manner the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Designated Trust and the Guarantor on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Designated Trust and the Guarantor on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Designated Trust and the Guarantor bear to the total underwriting compensation received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Designated Trust and the Guarantor on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Designated Trust, the Guarantor and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection

(d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

    (e)  The obligations of the Designated Trust and the Guarantor under this
Section 6 shall be in addition to any liability which the Designated Trust and the Guarantor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the 1933 Act; and the obligations of the Underwriters under this
Section 6 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Designated Trust and the Guarantor and to each person, if any, who controls the Designated Trust and the Guarantor within the meaning of the 1933 Act.

Section 7.    REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY.

    The respective indemnities, agreements, representations, warranties and other statements of the Designated Trust or the Guarantor and the several Underwriters, as set forth in any Terms Agreement to which this Agreement is attached and forms a part or made by or on behalf of them, respectively, pursuant to any Terms Agreement to which this Agreement is attached and forms a part, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Designated Trust or the Guarantor, or any officer or director or controlling person of the Designated Trust or the Guarantor, and shall survive delivery of and payment for the Securities.

Section 8.    TERMINATION OF AGREEMENT.

    If any Terms Agreement or Overallotment Option shall be terminated pursuant to Section 9 hereof, neither the Designated Trust nor the Guarantor shall then be under any liability to any Underwriter with respect to the Firm Designated Securities or Optional Designated Securities with respect to which such Terms Agreement shall have been terminated except as provided in Sections 4 and 6 hereof; but, if for any other reason, Designated Securities are not delivered by or on behalf of the Designated Trust or the Guarantor as provided herein, the Guarantor will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Designated Trust or the Guarantor shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Sections 4 and 6 hereof.

Section 9.    DEFAULT BY ONE OR MORE OF THE UNDERWRITERS.

    If one or more of the Underwriters participating in an offering of Firm Designated Securities or Optional Designated Securities shall fail at the applicable Time of Delivery to purchase such Securities which it or they are obligated to purchase hereunder and under the applicable Terms Agreement (the "Defaulted Securities"), then the Representatives shall have the right, within the first 36 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, within such first 36 hour period, the Representatives are unable to make arrangements for the purchase of all of the Defaulted Securities, then the Designated Trust and the Guarantor shall have the right, within the next 36 hours thereafter, to make arrangements for any other underwriter(s) reasonably satisfactory to the nondefaulting Underwriters to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, after such 72 hours neither the Representatives nor the Designated Trust shall have completed such arrangements for the purchase of all of the Defaulted Securities, then:

    (a) if the aggregate principal amount of Defaulted Securities does not exceed 10% of the aggregate principal amount of Firm Designated Securities or the Optional Designated Securities, as the case may be, to be purchased pursuant to such Terms Agreement, the Designated Trust and the Guarantor shall have the right to require the non-defaulting Underwriters named in such Terms Agreement to purchase the full amount thereof in the proportions that their respective underwriting obligations bear to the underwriting obligations of all non-defaulting Underwriters, or

    (b) if the aggregate principal amount of Defaulted Securities exceeds 10% of the aggregate principal amount of Firm Designated Securities or the Optional Designated Securities, as the case may be, to be purchased pursuant to such Terms Agreement, or the Designated Trust and the Guarantor shall not exercise their right pursuant to Section 9(a) above, the applicable Terms Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

    No action taken pursuant to this Section 9 shall relieve any defaulting Underwriter from liability in respect of its default under this Agreement and the applicable Terms Agreement.

    In the event of any such default by any Underwriter or Underwriters as set forth in this Section 9, either the Representatives or the Designated Trust shall have the right to postpone the applicable Time of Delivery for a period not to exceed seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

Section 10.   NOTICES.

    In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Terms Agreement.

    All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Terms Agreement; and if to the Designated Trust or the Guarantor shall be delivered or sent by mail, telex or facsimile transmission to the address of the Designated Trust or the Guarantor, respectively, set forth in the Registration Statement,

Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 6(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Designated Trust and the Guarantor by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

Section 11.   PARTIES.

    This Agreement and each Terms Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, each Designated Trust, the Guarantor and, to the extent provided in Sections 6 hereof, the officers and directors of each Designated Trust, the Guarantor and each person who controls any Designated Trust or the Guarantor or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Terms Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

Section 12.   TIME OF THE ESSENCE; BUSINESS DAY.

    Time shall be of the essence of each Terms Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

Section 13.   GOVERNING LAW.

    Each Terms Agreement to which this Agreement is attached and forms a part shall be governed by and construed in accordance with the laws of the State of New York.

Section 14.   COUNTERPARTS.

    Each Terms Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                                        ANNEX I
                                   Terms Agreement



Goldman, Sachs & Co.,
[Name(s) of Co-Representative(s),]
   As Representatives of the several
    Underwriters named in Schedule I hereto,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.
                                                                         ,
                                            --------------------- ------   -----
Ladies and Gentlemen:

    NVP Capital I, a statutory business trust formed under the laws of the State of Delaware (the "Designated Trust"), and Nevada Power Company, a Nevada corporation (the "Guarantor"), propose, subject to the terms and conditions stated herein and in the Underwriting Agreement Basic Provisions (the "Underwriting Agreement Basic Provisions") of the Designated Trust, NVP Capital II and the Guarantor, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities" consisting of Firm Designated Securities and any Optional Designated Securities the Underwriters may elect to purchase). The Designated Securities are exchangeable into debt securities of the Guarantor (the "Subordinated Debentures"), as specified in Schedule II to this Agreement. The Designated Securities will be guaranteed by the Guarantor to the extent set forth in this Agreement with respect to such Designated Securities (the "Guarantee"). Each of the provisions of the Underwriting Agreement Basic Provisions is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement, except that each representation and warranty which refers to the Prospectus in Section 1 of the Underwriting Agreement Basic Provisions shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement Basic Provisions in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Terms Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Terms Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement Basic Provisions so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement Basic Provisions are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 10 of the Underwriting Agreement Basic Provisions and the address of the Representatives referred to in such Section 10 are set forth in Schedule II hereto.

    An amendment to the Registration Statement or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

    Subject to the terms and conditions set forth herein and in the Underwriting Agreement Basic Provisions incorporated herein by reference, (a) the Designated Trust agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Designated Trust, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the number of Firm Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto and, (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Designated Securities, as provided below, the Designated Trust agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Designated Trust at the purchase price to the Underwriters set forth in Schedule II hereto that portion of the number of Optional Designated Securities as to which such election shall have been exercised.

    The Designated Trust hereby grants to each of the Underwriters the right to purchase at their election up to the number of Optional Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto on the terms referred to in the paragraph next above for the sole purpose of covering over-allotments in the sale of the Firm Designated Securities. Any such election to purchase Optional Designated Securities may be exercised by written notice from the Representatives to the Designated Trust and the Guarantor given within a period of 15 calendar days after the date of this Terms Agreement, setting forth the aggregate number of Optional Designated Securities to be purchased and the date on which such Optional Designated Securities are to be delivered, as determined by the Representatives, but in no event earlier than the First Time of Delivery or, unless the Representatives and the Designated Trust otherwise agree in writing, no earlier than two or later than ten business days after the date of such notice.

    If the foregoing is in accordance with your understanding, please sign and return to us ten counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement Basic Provisions incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Designated Trust and the Guarantor. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Designated Trust and the Guarantor for examination, upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                       Very truly yours,

                                       NEVADA POWER COMPANY


                                       By:
                                            --------------------------
                                       Name:
                                       Title:

                                       NVP CAPITAL I
                                       By:  Nevada Power Company, as Depositor


                                       By:
                                            --------------------------
                                       Name:
                                       Title:

Accepted as of the date hereof:

Goldman, Sachs & Co.
[Name(s) of Co-Representative(s)]
As Representatives of the Underwriters
  Named in Schedule I hereto


By:
    ---------------------------------
          (Goldman, Sachs & Co.)

On behalf of each of the Underwriters
named on Schedule I hereto

                                      SCHEDULE I






                                  Number of Firm           Maximum Number of
                                    Designated            Optional Designated
                                 Securities to be        Securities Which May
         Underwriter                Purchased                Be Purchased
         -----------                ---------                ------------

Goldman, Sachs & Co.............................................................
[Name(s) of Co-Representative(s)]...............................................
[Names of other Underwriters]...................................................
Total

                                        -I-1-

                                     SCHEDULE II


Designated Trust:

    NVP Capital __

Title of Designated Securities:

    ____% Cumulative Quarterly Income Preferred Securities, Series __ ("QUIPS")

Aggregate principal amount:

    Aggregate principal amount of Designated Securities: $_____________

Price to Public:

    100% of the principal amount of the Designated Securities

Purchase Price by Underwriters:

    _______% of the principal amount of the Designated Securities

Underwriters' Compensation:

    $______ per Designated Security

Specified funds for payment of purchase price:

    Next-day funds

Accountants' Letter to be delivered on date of Terms Agreement:

    Yes.

Trust Agreement:

    Amended and Restated Trust Agreement dated as of ________ __, ____, between the Guarantor and the Trustees named therein

Indenture:

    Indenture dated as of February __, 1997, between the Guarantor and ___________________________ Trust Company, as Debenture Trustee and Supplemental Indenture No. __ dated as of ________ __, ____, between the Guarantor and the Debenture Trustee (collectively the "Indenture")

                                        -II-1-

Guarantee:

    Guarantee Agreement dated as of ________ __, ____, between Guarantor and _______________ Trust Company, as Guarantee Trustee

Maturity:

    ________ __, ____

Interest Rate:

    ____%

Interest Payment Dates:

    March 31, June 30, September 30 and December 31

Extension Period:

    20 quarters

Redemption Provisions:

    The redemption provisions set forth in Section 402 of the Trust Agreement shall apply to the Designated Securities.

Sinking Fund Provisions:

    No sinking fund provisions

Time of Delivery:

    10:00 a.m., New York City time ________ __, ____

Closing Location:

    Jones, Day, Reavis & Pogue
    77 West Wacker
    Chicago, Illinois  60601-1692

Names and addresses of Representatives:

    Goldman, Sachs & Co.
    85 Broad Street
    New York, New York 10004


                                        -II-2-

                                       ANNEX II

    Pursuant to Section 5(i) of the Underwriting Agreement Basic Provisions, the accountants shall furnish letters to the Underwriters to the effect that:

           (i) They are independent certified public accountants with respect to the Designated Trust and the Guarantor and its subsidiaries within the meaning of the 1933 Act and the 1933 Act Regulations;

          (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1933 Act or the 1934 Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Guarantor for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representatives of the Underwriters (the "Representatives");

         (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Guarantor's Quarterly Reports on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives; and on the basis of specified procedures including inquiries of officials of the Guarantor who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1934 Act and the 1934 Act Regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1934 Act and the 1934 Act Regulations;


          (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Guarantor for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Guarantor's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Guarantor's Annual Reports on Form 10-K for such fiscal years;

           (v) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Guarantor and its subsidiaries, inspection of the minute books of the Guarantor and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Guarantor and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                   (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Guarantor's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the 1934 Act Regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Guarantor's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;

                   (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Guarantor's Annual Report on Form 10-K for the most recent fiscal year;

                   (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause
              (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Guarantor's Annual Report on Form 10-K for the most recent fiscal year;

                   (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                   (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Guarantor and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                   (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (vi) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Guarantor and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Guarantor and its subsidiaries and have found them to be in agreement.

    All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement Basic Provisions as of the date of the letter delivered on the date of the Terms Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Securities for purposes of the letter delivered at the Time of Delivery for such Designated Securities.